Exhibit 10.1

Certain identified information has been excluded from the exhibit because it is both not material and would be competitively harmful if publicly disclosed.

ASSIGNMENT AND ASSUMPTION OF ASSETS

This Assignment and Assumption of Assets (this “Assignment”) is made and entered into on this 21st day of May, 2025, (the “Effective Date”) by and between the persons and entities listed on Schedule A attached hereto (the “Assignors”), and Bioleum Corporation, a Nevada corporation (“Assignee”).

WHEREAS, each Assignor is the owner of the Conveyed Assets (as defined herein); and

WHEREAS, in exchange for convertible preferred stock (the “CPS”) issued by the Assignee (with the number of shares and series and class designation of each shares of CPS to set forth opposite each Assignor’s name on Schedule A), each Assignor hereby agrees to assign all of its right, title, and interest in the Conveyed Assets to Assignee, and Assignee hereby agrees to assume from each Assignor all of such Assignor’s obligations and liabilities under or relating thereto; and

WHEREAS, in connection with acquisition of the CPS, each Assignor hereby agrees to execute and deliver the Investors’ Rights Agreement, the Voting Agreement, the Right of First Refusal and Co-Sale Agreement and the Investor Representations and Questionnaire in the forms attached hereto as Exhibit A, Exhibit B, Exhibit C and Exhibit D, respectively (the “Related Agreements”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties agree as follows:

1.    Related Agreements. Each Assignor hereby agrees to execute and deliver the Related Agreements on the date hereof and each Assignor acknowledges and agrees that the issuance and delivery of the CPS to each Assignor shall be conditioned upon and subject to the execution and delivery of the Related Agreements by such Assignor.

2.    Assignment. Each Assignor hereby assigns, sells, transfers, conveys, and delivers to Assignee all of its right, title, and interest in the tangible and intangible assets listed on Schedule B attached hereto (collectively, the “Conveyed Assets”):

3.    Assumption. Assignee hereby accepts the assignment, sale, transfer, conveyance, and delivery of the Conveyed Assets. Assignee hereby assumes all obligations and liabilities of each Assignor with respect to the Conveyed Assets which arise or accrue on or after the Effective Date, and agrees to perform all obligations of each Assignor with respect to the Conveyed Assets which are to be performed or which become due on or after the Effective Date.

4.    Indemnification. Each Assignor hereby agrees to indemnify, save, insure, pay, defend, and hold harmless Assignee from and against any and all liability, including, without limitation, attorneys’ fees and expenses and court costs, incurred by Assignee to the extent such liability results from any obligation, duty, undertaking, or liability relating to the Conveyed Assets that arose or accrued before the Effective Date. Assignee hereby agrees to indemnify, save, insure, pay, defend, and hold harmless each Assignor from and against any and all liability, including, without limitation, attorneys’ fees and expenses and court costs, incurred by each Assignor to the extent such liability results from any obligation, duty, undertaking, or liability relating to the Conveyed Assets that arises or accrues on or after the Effective Date.

5.    Further Assurances. Each Assignor covenants with Assignee and Assignee covenants with each Assignor that each will execute or procure any additional documents necessary to establish the rights of the other hereunder.

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6.    Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to its principles of conflicts of laws. ALL ACTIONS HEREUNDER MUST BE BROUGHT IN THE FEDERAL COURTS IN THE STATE OF NEVADA.WITHOUT REGARD TO ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF THE PARTIES. BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY WITH RESPECT TO SUCH ACTION. THE PARTIES IRREVOCABLY AGREE THAT VENUE WOULD BE PROPER IN SUCH COURTS, AND HEREBY WAIVE ANY OBJECTION THAT SUCH COURT IS AN IMPROPER OR INCONVENIENT FORUM FOR THE RESOLUTION OF SUCH ACTION. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION TO ENFORCE OR INTERPRET THE PROVISIONS OF THIS AGREEMENT

7.    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

8.    Successors. This Assignment shall be binding upon and inure to the benefit of Assignor, Assignee and their respective successors and assigns.

9.    Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction, shall as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.    Delivery by PDF and Facsimile. This Agreement and any amendments hereto, to the extent signed and delivered by means of portable document format (“PDF”) or a facsimile machine, shall be treated in all manner and respects as an original contract and shall be considered to have the same binding legal effects as if it were the original signed version thereof delivered in person. At the request of any Party hereto or to any such contract, each other Party hereto or thereto shall re-execute original forms thereof and deliver them to all other Parties. No Party hereto or to any such contract shall raise the use of PDF or a facsimile machine to deliver a signature or the fact that any signature or contract was transmitted or communicated through the use of PDF or a facsimile machine as a defense to the formation of a contract and each such Party forever waives any such defense.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.

SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, Assignors and Assignee have caused this Assignment to be executed effective as of the day first above written.

ASSIGNORS:

TYPE ONE ASSET MANAGEMENT LLC

By:	/s/ Kevin Kreisler
Name:	Kevin Kreisler
Title:	Manager and Sole Member

GLOBAL CATALYTIC DISRUPTOR FUND LLC

By:	/s/ David Winsness
Name:	David Winsness
Title:	Manager and Sole Member

BOBBILI EQUITY HOLDINGS LLC

By:	/s/ Rahul Bobbili
Name:	Rahul Bobbili
Title:	Manager and Sole Member

EDP BIOLEUM LLC

By:	/s/ Chad Michael Black
Name:	Chad Michael Black
Title:	Manager and Sole Member

VISASHA HOLDINGS LLC

By:	/s/ Colby Korsun
Name:	Colby Korsun
Title:	Manager and Sole Member

THE DESIGN SHOP LLC

By:	/s/ Mike Riebel
Name:	Mike Riebel
Title:	Manager and Sole Member

COMSTOCK INNOVATIONS CORPORATION

By:	/s/ Corrado De Gasperis
Name:	Corrado De Gasperis
Title:	President

Signature Page to Assignment and Assumption of Assets

COMSTOCK IP HOLDINGS LLC

By:	/s/ Corrado De Gasperis
Name:	Corrado De Gasperis
Title:	President

COMSTOCK ENGINEERING CORPORATION

By:	/s/ Corrado De Gasperis
Name:	Corrado De Gasperis
Title:	President

COMSTOCK FUELS CORPORATION

By:	/s/ Corrado De Gasperis
Name:	Corrado De Gasperis
Title:	President

COMSTOCK FUELS OKLAHOMA LLC

By:	/s/ Kevin Kreisler
Name:	Kevin Kreisler
Title:	Manager

BIOLEUM PDC MADISON LLC

By:	/s/ Kevin Kreisler
Name:	Kevin Kreisler
Title:	Manager

MANA CORPORATION

By:	/s/ Chad Michael Black
Name:	Chad Black
Title:	President

/s/ Michael DeGasperis
Michael DeGasperis

/s/ Christopher Frey
Christopher Frey

/s/ Priyanka Parmar
Priyanka Parmar

/s/ Milton Riebel
Milton Riebel

Signature Page to Assignment and Assumption of Assets

/s/ Jordan Thut
Jordan Thut

Signature Page to Assignment and Assumption of Assets

ASSIGNEE:

BIOLEUM CORPORATION

By:	/s/ Corrado De Gasperis
Name:	Corrado De Gasperis
Title:	Executive Chairman & Chief Financial Officer

Signature Page to Assignment and Assumption of Assets

Schedule A

Assignors

[Information has been omitted from the filed version of the exhibit.]

Schedule B

Conveyed Assets

[Information has been omitted from the filed version of the exhibit.]

Exhibit A

Investors’ Rights Agreement

Exhibit B

Voting Agreement

Exhibit C

Right of First Refusal and Co-Sale Agreement

Exhibit D

Investor Representations and Questionnaire